UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2016

ENTELLUS MEDICAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36814	20-4627978
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3600 Holly Lane North, Suite 40 Plymouth, Minnesota		55447
(Address of principal executive offices)		(Zip Code)

(763) 463-1595

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

Representatives of Entellus Medical, Inc. (the “Company”) intend to make presentations at investor conferences and in other forums and these presentations may include the information contained in Exhibit 99.1 attached to this Current Report on Form 8-K. A copy of the presentation slides containing such information that may be disclosed by the Company is attached as Exhibit 99.1 to this report and the information set forth therein is incorporated herein by reference and constitutes a part of this report. The Company intends to disclose the information contained in Exhibit 99.1, in whole or in part, and with updates and possibly modifications, in connection with presentations to investors, analysts and others during the remainder of 2016.

The Company is furnishing the information contained in Exhibit 99.1 pursuant to Regulation FD and Item 7.01 of Form 8-K promulgated by the Securities and Exchange Commission (“SEC”). This information shall not be deemed to be “filed” with the SEC for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

The information contained in Exhibit 99.1 is summary information that is intended to be considered in the context of the Company’s SEC filings and other public announcements that the Company may make, by press release or otherwise, from time to time. The Company undertakes no duty or obligation to publicly update or revise the information contained in Exhibit 99.1, although it may do so from time to time as its management believes is warranted. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure. By filing this report and furnishing this information, the Company makes no admission as to the materiality of any information contained in this report, including Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Investor Presentation Slides to be used by Entellus Medical, Inc. (furnished herewith)

Cautionary Note Regarding Forward-Looking Statements

The information contained in Exhibit 99.1 may contain forward-looking statements concerning the Company’s business, operations and financial performance and condition, as well as its plans, objectives and expectations for its business operations and financial performance and condition within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about the Company’s total addressable market, financial guidance and future financial performance, ability to implement its business model and strategic plan, ability to manage and grow its business, ability to establish and maintain intellectual property protection for its products or avoid claims of infringement, ability to hire and retain key personnel, and expectations about market trends, along with third-party payor reimbursement and coverage decisions. Forward-looking statements are based on management’s current expectations, estimates, forecasts and projections about the Company’s business and the industry in which it operates, and management’s beliefs and assumptions are not guarantees of future performance or development and involve known and unknown risks, uncertainties and other factors that are in some cases beyond the Company’s control. As a result, any or all of the forward-looking statements in Exhibit 99.1 may turn out to be inaccurate. Furthermore, if the forward-looking statements prove to be inaccurate, the inaccuracy may be material. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by the Company or any other person that the

Company will achieve its objectives and plans in any specified timeframe, or at all. Risks and uncertainties that may cause actual results to differ materially from current expectations include, among others, the dependence of the Company’s net sales on its XprESS™ family of products, future market acceptance and adoption of such products and adequate levels of coverage or reimbursement for procedures using such products; the Company’s ability to successfully develop and commercialize new ENT products; competition; the Company’s ability to expand, manage and maintain its direct sales organization and market and sell its products in the United States and internationally; risks and uncertainties involved in its international operations; the compliance of its products with the laws and regulations of the countries in which they are marketed; failure or delay in obtaining Food and Drug Administration (“FDA”) or other regulatory approvals or the effect of FDA or other regulatory actions; its ability to manage its anticipated growth; risk of product recalls, product liability claims and litigation and inadequate insurance coverage relating thereto; intellectual property disputes; loss of key suppliers; and adequacy of its capital resources and ability to raise additional financing when needed and on favorable terms and others described in the section entitled “Risk Factors” and elsewhere in greater detail in the Company’s Annual Report on Form 10-K filed with the SEC on February 25, 2016 and other filings with the SEC. The Company undertakes no obligation to update or revise any forward-looking statements, even if subsequent events cause its views to change.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 10, 2016	ENTELLUS MEDICAL, INC.

	By:	/s/ Robert S. White
	Name:	Robert S. White
	Title:	President and Chief Executive Officer

ENTELLUS MEDICAL, INC.

CURRENT REPORT ON FORM 8-K

EXHIBIT INDEX

Exhibit No.	Description	Method of Filing

99.1	Investor Presentation Slides to be used by Entellus Medical, Inc.	Furnished herewith